UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 2, 2025

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Atlassian Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders on December 2, 2025 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission on October 15, 2025 (the “Proxy Statement”).

Each stockholder present in person, or by proxy, was entitled to one vote for every share of Class A Common Stock held and ten votes for every share of Class B Common Stock held. The total number of votes received for each proposal is set out below (shown to reflect ten votes for every share of Class B Common Stock and one vote for every share of Class A Common Stock). As of October 8, 2025, the record date for the Meeting, there were 168,162,599 shares of Class A Common Stock and 95,068,747 shares of Class B Common Stock outstanding, all of which were entitled to vote with respect to all matters acted upon at the Meeting.

Proposal 1: Election of directors:

	For	Against	Abstain	Broker Non-Votes
Scott Belsky	1,074,979,142	1,425,980	395,560	9,235,625
Shona L. Brown	1,035,742,813	39,492,593	1,565,276	9,235,625
Michael Cannon-Brookes	1,042,186,238	33,066,340	1,548,104	9,235,625
Karen Dykstra	1,076,210,206	196,681	393,795	9,235,625
Scott Farquhar	1,041,722,193	33,537,460	1,541,029	9,235,625
Sasan Goodarzi	1,070,546,424	5,856,321	397,937	9,235,625
Christian Smith	1,073,615,225	2,634,771	550,686	9,235,625
Steven Sordello	1,074,496,577	1,906,288	397,817	9,235,625
Jason Warner	1,075,870,144	541,594	388,944	9,235,625
Richard P. Wong	1,018,850,949	55,439,754	2,509,979	9,235,625
Michelle Zatlyn	1,075,060,962	1,354,548	385,172	9,235,625

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026:

For	Against	Abstain	Broker Non-Votes
1,083,715,410	1,958,149	362,748	0

Proposal 3: Advisory vote to approve the fiscal year 2025 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,057,603,940	18,615,189	581,553	9,235,625

Proposal 4: Approval of an amendment and restatement to the Company’s 2015 Share Incentive Plan:

For	Against	Abstain	Broker Non-Votes
966,516,623	108,741,945	1,542,114	9,235,625

Proposal 5: Approval of an amendment and restatement to the Company’s 2015 Employee Share Purchase Plan:

For	Against	Abstain	Broker Non-Votes
996,355,611	78,916,051	1,529,020	9,235,625

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	December 3, 2025	By:	/s/ Stan Shepard
Stan Shepard
General Counsel